Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 446-1012

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RE-SERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

US EXMMIS A00

                           [LOGO OF EXCELSIOR FUNDS]


                                 Institutional
                                   MONEY FUND


                                 Annual Report
                                 March 31, 2000

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2000
Money Fund




  Principal                                             Discount     Value
    Amount                                                Rate      (Note 1)
  ---------                                             -------- --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 87.32%
              Federal Farm Credit Bank
 $120,000,000 04/03/00...............................     6.05%  $  119,959,667
              Federal Home Loan Bank
  850,000,000 04/03/00...............................     6.05      849,714,305
  350,000,000 04/05/00...............................     5.87      349,771,722
  100,000,000 02/15/01...............................     6.55      100,000,000
              Student Loan Marketing Association
  100,000,000 08/10/00...............................     6.39#      99,989,263
                                                                 --------------
              TOTAL U.S. GOVERNMENT
              & AGENCY OBLIGATIONS (Cost
              $1,519,434,957)........................             1,519,434,957
                                                                 --------------
 COMMERCIAL PAPER -- 9.44%
   23,000,000 Citibank Canada, 07/20/00..............     6.15       23,000,000
   75,000,000 Goldman Sachs Group, Inc., 04/04/00....     5.85       74,963,438
   44,264,000 Metlife Funding Inc., 04/03/00.........     5.85       44,249,614
   22,000,000 Proctor & Gamble, 04/04/00.............     5.85       21,989,275
                                                                 --------------
              TOTAL COMMERCIAL PAPER
              (Cost $164,202,327)....................               164,202,327
                                                                 --------------

  Principal                                            Discount     Value
   Amount                                                Rate      (Note 1)
  ---------                                            -------- --------------
 CORPORATE BONDS -- 2.87%
 $50,000,000 Morgan Stanley Dean Witter, Series C,
             03/16/01 (Cost $50,000,000)............      6.36% $   50,000,000
                                                                --------------
   Shares
   ------
 OTHER SHORT-TERM INVESTMENTS -- 0.98%
  16,198,417 Dreyfus Government Cash Management
             Fund...................................                16,198,417
     885,592 Dreyfus Treasury Prime Cash Management
             Fund...................................                   885,592
                                                                --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $17,084,009).....................                17,084,009
                                                                --------------
 TOTAL INVESTMENTS (Cost $1,750,721,293*)............   100.61% $1,750,721,293
 OTHER ASSETS & LIABILITIES (NET)....................    (0.61)    (10,541,635)
                                                        ------  --------------
 NET ASSETS..........................................   100.00% $1,740,179,658
                                                        ======  ==============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities--rate disclosed is as of March 31, 2000.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statement of Assets and Liabilities
March 31, 2000

  ASSETS:
   Investments, at cost--see accompanying portfolio............  $1,750,721,293
                                                                 ==============
   Investments, at value (Note 1)..............................  $1,750,721,293
   Interest receivable.........................................       2,507,907
   Prepaid expenses............................................         104,466
                                                                 --------------
   Total Assets................................................   1,753,333,666
  LIABILITIES:
   Payable for dividends declared..............................       7,950,830
   Investment advisory fees payable (Note 2)...................           9,651
   Administration fees payable (Note 2)........................         352,602
   Administrative service fees payable (Note 2)................         562,475
   Directors' fees payable (Note 2)............................          10,584
   Due to custodian bank.......................................       4,067,261
   Accrued expenses and other payables.........................         200,605
                                                                 --------------
   Total Liabilities...........................................      13,154,008
                                                                 --------------
  NET ASSETS...................................................  $1,740,179,658
                                                                 ==============
  NET ASSETS consist of:
   Undistributed net investment income.........................  $          362
   Accumulated net realized loss on investments................         (19,324)
   Par value (Note 3)..........................................       1,740,381
   Paid-in capital in excess of par value......................   1,738,458,239
                                                                 --------------
  Total Net Assets.............................................  $1,740,179,658
                                                                 ==============
  Net Assets:
   Shares......................................................  $1,467,182,804
   Institutional Shares........................................     272,996,854
  Shares of Common Stock Outstanding (Note 3):
   Shares......................................................   1,467,382,208
   Institutional Shares........................................     272,998,826
  NET ASSET VALUE PER SHARE:
   Shares......................................................           $1.00
                                                                          =====
   Institutional Shares........................................           $1.00
                                                                          =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statement of Operations
Year Ended March 31, 2000

  INVESTMENT INCOME:
   Interest income...............................................  $66,548,195
                                                                   -----------
  EXPENSES:
   Investment advisory fees (Note 2).............................    2,994,776
   Administration fees (Note 2)..................................    1,822,501
   Administrative servicing fees (Note 2)........................    1,182,749
   Custodian fees................................................      372,125
   Legal and audit fees..........................................      120,576
   Shareholder servicing agent fees..............................       69,676
   Shareholder reports...........................................       37,320
   Directors' fees and expenses (Note 2).........................       30,821
   Registration and filing fees..................................       28,760
   Miscellaneous expenses........................................      171,699
                                                                   -----------
   Total Expenses................................................    6,831,003
   Fees waived and reimbursed by investment adviser and
    administrators (Note 2)......................................   (1,362,718)
                                                                   -----------
   Net Expenses..................................................    5,468,285
                                                                   -----------
  NET INVESTMENT INCOME..........................................   61,079,910
                                                                   -----------
  REALIZED GAIN ON INVESTMENTS (Note 1):
   Net realized gain on security transactions....................       34,486
                                                                   -----------
  Net increase in net assets resulting from operations...........  $61,114,396
                                                                   ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statement of Change in Net Assets

  Year Ended March 31, 2000
  Net investment income.......................................  $   61,079,910
  Net realized gain on investments............................          34,486
                                                                --------------
  Net increase in net assets resulting from operations........      61,114,396
  Distributions to shareholders:
   From net investment income
   Shares.....................................................     (56,402,552)
   Institutional Shares*......................................      (4,676,979)
  Increase in net assets from fund share transactions (Note
   3):
   Shares.....................................................     493,480,150
   Institutional Shares*......................................     272,997,023
                                                                --------------
  Net increase in net assets..................................     766,512,038
  NET ASSETS:
   Beginning of year..........................................     973,667,620
                                                                --------------
   End of year (1)............................................  $1,740,179,658
                                                                ==============
 --------
   (1) Including undistributed net investment income..........  $          362
                                                                ==============
  Year Ended March 31, 1999
  Net investment income.......................................  $   35,599,290
  Net realized gain on investments............................           4,266
                                                                --------------
  Net increase in net assets resulting from operations........      35,603,556
  Distributions to shareholders:
   From net investment income.................................     (35,599,290)
   In excess of net investment income.........................             (17)
  Increase in net assets from fund share transactions (Note
   3).........................................................     314,791,213
                                                                --------------
  Net increase in net assets..................................     314,795,462
  NET ASSETS:
   Beginning of year..........................................     658,872,158
                                                                --------------
   End of year (2)............................................  $  973,667,620
                                                                ==============
 --------
   (2) Including distributions in excess of net investment
       income.................................................  $          (17)
                                                                ==============

* Institutional Shares of the Money Fund commenced operations on December 16, 1999.
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Financial Highlights-Selected Per Share Data and Ratios

  For a Fund share outstanding throughout the period.

                            Net Asset                             Total    Dividends     Dividends
                             Value,      Net      Net Realized     From     From Net    in Excess of
                            Beginning Investment  Gain (Loss)   Investment Investment  Net Investment
                            of Period   Income   on Investments Operations   Income        Income
                            --------- ---------- -------------- ---------- ----------  --------------
  MONEY FUND
   Institutional Shares --
    (12/16/99)*
   Period Ended March 31,
    2000..................    $1.00    $0.01688       --         $0.01688  $(0.01688)       --

* Commencement of operations
+ Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by adviser and administrators.
                       See Notes to Financial Statements

                                                Ratio of   Ratio of    Ratio of
                                                  Net        Gross       Net
                  Net Asset        Net Assets, Operating   Operating  Investment
                   Value,              End      Expenses   Expenses     Income     Fee
       Total       End of   Total   of Period  to Average to Average  to Average Waivers
   Distributions   Period   Return   (000's)   Net Assets Net Assets+ Net Assets (Note 2)
   -------------  --------- ------ ----------- ---------- ----------- ---------- --------
     $(0.01688)     $1.00   1.70%   $272,997     0.25%       0.49%      5.72%    $0.00071

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, (the "Portfolio"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by the Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The Portfolio offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of Shares as well as the financial statements for the remaining portfolios of Excelsior Fund are presented separately.

  With regard to the Portfolio, it is Excelsior Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. The Portfolio has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of Portfolio will not vary.

  (a) Portfolio Valuation:

    Securities are valued at amortized cost, which has been determined by the Portfolio's Board of Directors to represent the fair value of the Portfolio's investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, the Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund that the Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2000, the Portfolio had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

     Expiration Date March
              31,
     ---------------------
     2004   2005    Total
     ----- ------- -------
     7,000 $12,000 $19,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 2000, the Portfolio utilized capital loss carryforwards for Federal tax purposes totaling approximately $35,000.

  (f) Expense Allocation:

    Expenses directly attributable to the Portfolio are charged to it and expenses directly attributable to a particular class of shares are charged to such class. Other expenses are allocated to the Portfolio based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolio. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .25% of the average daily net assets of the Portfolio. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

  As a consequence of the Merger and in order to provide continuity of investment advisory services, the Board of Directors of Excelsior Fund proposed for the approval of its shareholders a new advisory agreement with U.S. Trust. The new proposed advisory agreement was submitted to and approved by a vote of Excelsior Fund shareholders--see "Voting Results of Special Meeting of Shareholders". The new advisory agreement will become effective on the date of the Merger.

  U.S. Trust Company, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolio, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company to the Portfolio were $590,499.

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolio for a portion of other expenses. Beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to maintain an annual expense ratio of not more than 0.50% for Shares of the Portfolio. With regard to Institutional Shares, for the period December 16, 1999 (commencement of operations) through March 31, 2000, U.S. Trust contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than .25%. U.S. Trust has extended these contractual agreements through the fiscal year ended March 31, 2001.

  For the year ended March 31, 2000, U.S. Trust waived investment advisory fees totaling $179,969 for the Portfolio.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolio. As a consideration for the administrative services provided by each service organization to its customers, the Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid by the Portfolio to affiliates of U.S. Trust amounted to $1,182,726 for the year ended March 31, 2000. Through the year ended March 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by the Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by the Portfolio. They will continue to do so through July 31, 2000. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisor and administration fees payable by the portfolio in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in an amount equal to the administrative service fee of $1,182,749 for the Portfolio.

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of the Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Effective March 3, 2000, the members of the Nominating Committees of Excelsior Fund receive an annual fee of $2,000 per committee for their services.

3. Common Stock:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
28.875 billion of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for the Portfolio is 2 billion shares.

  Each share has a par value of $.001 and represents an equal proportionate interest in the Portfolio with other shares of the Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to the Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. Since the Portfolio has sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                          Year Ended
                                                 ------------------------------
                                                    03/31/00        03/31/99
                                                 --------------  --------------
Sold:
  Shares........................................ $6,092,031,150  $4,459,113,083
  Institutional Shares*.........................    934,355,336             N/A
Issued as reinvestment of dividends:
  Shares........................................      5,196,004       5,478,185
  Institutional Shares*.........................        514,849             N/A
Redeemed:
  Shares........................................ (5,603,747,004) (4,149,800,055)
  Institutional Shares*.........................   (661,873,162)            N/A
                                                 --------------  --------------
Net Increase.................................... $  766,477,173  $  314,791,213
                                                 ==============  ==============

--------
 * Institutional Shares of the Money Fund commenced operations December 16,
   1999.

4. Line of Credit:
  The Portfolio and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolio had no borrowings under the agreement.

5. Reorganization
  On November 29, 1999, shareholders of Excelsior Funds (the "Trust") approved an Agreement and Plan of Reorganization (the "Reorganization") by and between Excelsior Funds, Inc. and the Trust. The Reorganization, which occurred as of the close of business on December 15, 1999, provided for (a) the acquisition by Money Fund of all of the assets and the assumption by Money Fund of the liabilities of the Trust's Institutional Money Fund in exchange for Institutional Shares of the Money Fund; (b) the distribution of Institutional Shares of the Money Fund to the Trust's Institutional Money Fund shareholders in liquidation of the Trust; and (c) the deregistration and termination of the Trust.

  As a result of the Reorganization, each shareholder of the Trust's Institutional Money Fund became a shareholder of the Money Fund and held, immediately after the Reorganization occurred, the same number of Institutional Shares of the Money Fund as the shareholder held in the Trust's Institutional Money Fund immediately before the Reorganization occurred.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Fund, (one of the portfolios constituting the Excelsior Funds, Inc.) (the "Fund") as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP
Boston, Massachusetts
May 24, 2000

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2000, the percentage of income earned from direct treasury obligations was 33.15%.

         Voting Results of Special Meeting of Shareholders: (Unaudited)

  The proposal described below was submitted to a vote of shareholders of Excelsior Fund at a special meeting of shareholders held on May 19, 2000 (the "Meeting"):

  Proposal--Approval of a new investment advisory agreement between the Portfolio and U.S. Trust:

  At the Meeting, the shareholders of the Portfolio approved the Proposal as follows:

           For                          Against                                          Abstain
           ---                          -------                                         ----------
       986,630,912                      802,496                                         15,842,264
